UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of report (Date of earliest event reported): November 26, 2013

HANSEN MEDICAL, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33151	14-1850535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 East Middlefield Road Mountain View, California		94043
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 404-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 26, 2013, the Securities and Exchange Commission (the “SEC”) declared effective the two separate registration statements on Form S-3 filed by Hansen Medical, Inc. (“Hansen”) with the SEC on November 8, 2013 to register previously issued shares and shares issuable upon the exercise of previously issued warrants. The shares that are subject to the registration statements were issued pursuant to separate private placement transactions previously announced by Hansen in November 2012 and August 2013. Hansen expects to file the final prospectuses with respect to such effective registration statements with the SEC on November 27, 2013. No new shares were issued by the Hansen with the filing of the two Form S-3 registration statements nor will any be issued upon the filing of the final prospectuses. Potential transactions under both of the final prospectuses remain subject to contractual lockup periods expiring April 2014 and August 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HANSEN MEDICAL, INC. (Registrant)

Date: November 26, 2013

/s/ Peter J. Mariani
Peter J. Mariani Chief Financial Officer